UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2022
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, Designer Brands Inc. (the “Company”) will host an Investor Day at the New York Stock Exchange today, April 8, 2022, beginning at 9:45 a.m., Eastern Time, with senior management of the Company presenting on, among other things, the Company’s long-range plan, overall vision, strategy and growth opportunities.

In connection with the Investor Day, the Company has issued a press release announcing long-term financial targets and updating its full-year outlook and posted an infographic dated April 8, 2022 on its Investor Relations website at https://investors.designerbrands.com/investor-relations. A copy of the press release and the infographic are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein. Additionally, a copy of the Company’s Investor Day presentation is attached hereto as Exhibit 99.3 and is incorporated by reference herein. The presentation is also available on the Company’s Investor Relations website at https://investors.designerbrands.com/investor-relations. We have included our website address as an inactive textual reference only. The information contained on the website referenced herein is not incorporated into this Current Report on Form 8-K.

The information in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided therein, including any financial targets and estimates.

The information in Item 7.01 of this Current Report on Form 8-K, including the press release attached hereto as Exhibit 99.1, the infographic attached hereto as Exhibit 99.2 hereto, and the Investor Day presentation attached hereto as Exhibit 99.3, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 8, 2022, the Company also announced that its Board of Directors approved the reinstatement of the Company’s regular quarterly cash dividend starting in the first quarter of fiscal 2022. The dividend for the first quarter of fiscal 2022 will be $0.05 per share of the Company’s Class A common stock and will paid on May 6, 2022 to shareholders of record of Class A common stock as of the close of business on April 22, 2022. The dividend will be paid out of the Company's capital surplus as defined under the Ohio General Corporation Law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 8, 2022
99.2	Infographic dated April 8, 2022
99.3	Investor Day Presentation dated April 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Michelle C. Krall
Michelle C. Krall
Senior Vice President, General Counsel and Secretary

Date:	April 8, 2022